EXHIBIT 99.4

SERIES 2001-1G MEDALLION TRUST MONTHLY & QUARTERLY SERVICERS CERTIFICATE
------------------------------------------------------------------------

MONTHLY & QUARTERLY SUMMARY DISTRIBUTION DETAILS
--------------------------------------------------------------------------------
REPORTING DATES

Closing Date                                                           20-Apr-01
Determination Date                                                     01-Nov-03
Notice Date                                                            17-Nov-03
 Monthly Distribution Date                                             18-Nov-03
Start monthly Accrual Period                                           20-Oct-03
End monthly Accrual Period                                             18-Nov-03
No. Of Days in monthly Accrual Period                                         29
Start quarterly Accrual Period                                         18-Aug-03
No. Of Days in quarterly Accrual Period                                       92
Start Collection Period                                                01-Oct-03
End Collection Period                                                  31-Oct-03
No. Of Days in  Collection Period                                             31
Quarterly Distribution Date                                            18-Nov-03
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE                               NO. OF                                   INITIAL INVESTED
                                            CERTIFICATES   INITIAL INVESTED AMOUNT (US$)        AMOUNT (A$)
                                            ------------   -----------------------------   ----------------
   Class A-1 Notes                                11,000          1,100,000,000            2,267,106,347.90
   Class A-2 Tranche 1 Notes                       3,300                                        330,000,000
   Class A-2 Tranche 2 Notes                       2,550                                        255,000,000
   Class B Notes                                     390                                         39,000,000
   Redraw Bond - series 1                              0                                                  0
   Redraw Bond - series 2                              0                                                  0

US$/A$ EXCHANGE RATE AT ISSUE                                            0.4852
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD                                        Bank        Coupon           Coupon
                                                                   Bill Rate        Margin             Rate
                                                                   ---------        ------           ------
   Class A-1 Notes ( payable to Currency Swap Provider               4.8350%       0.3445%          5.1795%
   Class A-2 Tranche 1 Notes                                         4.8833%       0.2400%          5.1233%
   Class A-2 Tranche 2 Notes                                         4.8833%       0.3500%          5.2333%
   Class B Notes                                                     4.8350%       0.5000%          5.3350%
   Redraw Bond - series 1                                            0.0000%       0.0000%          0.0000%
   Redraw Bond - series 2                                            0.0000%       0.0000%          0.0000%

BBSW Coupon & Unpaid Coupon Rate for Quarterly Accrual Period        4.8350%
BBSW Monthly Accrual Period and Facilities                           4.8833%
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------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE                             Per Cert.              Aggregate
                                                                       ---------           ---------------
Total Interest Amount:
   Class A-1 Notes                                                      1,200.50             13,205,500.00
   Class A-2 Tranche 1 Notes                                                 -                         -
   Class A-2 Tranche 2 Notes                                              396.44              1,010,922.00
   Class B Notes                                                        1,290.41                503,259.90
   Redraw Bond - series 1                                                    -                         -
   Redraw Bond - series 2                                                    -                         -
Principal:
   Class A - 1 Notes                                                    9,285.65            102,142,150.00
   Class A-2 Tranche 1 Notes                                                 -                         -
   Class A-2 Tranche 2 Notes                                            3,324.91              8,478,520.50
   Class B Notes                                                        2,030.32                791,824.80
   Redraw Bond - series 1                                                    -                         -
   Redraw Bond - series 2                                                    -                         -
Total:
   Class A 1 Notes                                                     10,486.15            115,347,650.00
   Class A-2 Tranche 1 Notes                                                0.00                      0.00
   Class A-2 Tranche 2 Notes                                            3,721.35              9,489,442.50
   Class B Notes                                                        3,320.73              1,295,084.70
   Redraw Bond - series 1                                                    -                         -
   Redraw Bond - series 2                                                    -                         -
   Total                                                               17,528.23            126,132,177.20

------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS                                      Last                  Current
                                          Distribution             Distribution
                                                  Date                     Date
                                          ------------             ------------
   Class A Notes                            0.44617205               0.40111808
   Class A-2 Tranche 1 Notes                       -                        -
   Class A-2 Tranche 2 Notes                0.95346130               0.92021220
   Class B Notes                            0.95962000               0.93931680
   Redraw Bond - series 1                         -                        -
   Redraw Bond - series 2                         -                        -
--------------------------------------------------------------------------------


MONTHLY CASHFLOW WORKING SHEET
------------------------------
                                                                                             Per Certificate             Aggregate
                                                                                                           $                     $
                                                                                           -----------------        --------------
  Finance Charge Collections                                                                                          6,718,103.49
  Finance Charge Collections - Repurchases                                                                                      -
  Finance Charge Damages                                                                                                        -
  Income due to Seller                                                                                                          -
  Other Income                                                                                                          570,548.14
Previous Income Carry Over Amount                                                                                    12,034,086.75
AVAILABLE DISTRIBUTION AMOUNT                                                                                        19,322,738.38

  Taxes                                                                                                                     110.00
  Trustee Fee                                                                                                             9,525.75
  Security Trustee Fee                                                                                                         -
  Manager Fee                                                                                                            30,797.46
  Servicing Fee                                                                                                         242,859.80
  Liquidity Commitment Fee                                                                                                5,561.64
  Redraw Commitment Fee                                                                                                   4,767.12
  Support Facility Payments                                                                                           1,239,941.27
  Support Facility Receipts                                                                                                    -
  Expenses                                                                                                                5,644.86
  Previous Unpaid Facility Int Chg  - Liquidity                                                                                -
  Liquidity Interest Charge + Previous Unpaid                                                                                  -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                          -
  Redraw Interest Charge + Previous Unpaid                                                                                     -
  Repayment of Liquidity Facility                                                                                              -
  Total Interest Amount  - Class A1 Notes                                                                            13,205,500.00
                           Class A-2 Tranche 1 Notes                                                                           -
                           Class A-2 Tranche 2 Notes                                                                  1,010,922.00
                         - Class B Notes                                                                                503,259.90
                         - Redraw Bonds - series 1                                                                             -
                         - Redraw Bonds - series 2                                                                             -
REQUIRED DISTRIBUTION AMOUNT                                                                                         16,258,889.80

Income Shortfall                                                                                                               -
Liquidity Facility Draw                                                                                                        -

Income Carryover Amount                                                                                                        -
Principal Chargeoff Unreimbursement                                                                                            -
Principal Chargeoff                                                                                                            -
Total Principal Chargeoff Reimbursement Due                                                                                    -
Accrued Interest on Class A-1 Notes                                                                                   9,042,770.00
Accrued Interest on Class B Notes                                                                                       344,619.60
Available Income + Undrawn liquidity-Required Income Amount -Class A-1 notes accrued Interest                        64,021,078.58

PAYMENT ALLOCATION CASCADE
--------------------------
  Available Distribution Amount                                                                                      19,322,738.38
  Liquidity Facility Draw                                                                                                      -
Available Funds                                                                                                      19,322,738.38

                                                               DUE                 AVAILABLE                              PAID
                                                           -------------        ---------------                      --------------
  Taxes                                                           110.00          19,322,738.38                             110.00
  Trustee Fee                                                   9,525.75          19,322,628.38                           9,525.75
  Security Trustee Fee                                               -            19,313,102.63                                -
  Manager Fee                                                  30,797.46          19,313,102.63                          30,797.46
  Servicing Fee                                               242,859.80          19,282,305.17                         242,859.80
  Liquidity Commitment Fee                                      5,561.64          19,039,445.37                           5,561.64
  Redraw Commitment Fee                                         4,767.12          19,033,883.73                           4,767.12
  Support Facility Payments                                 1,239,941.27          19,029,116.61                       1,239,941.27
  Support Facility Receipts                                          -            17,789,175.34                                -
  Expenses                                                      5,644.86          17,789,175.34                           5,644.86
  Liquidity Interest Charge                                          -            17,783,530.48                                -
  Repayment of Liquidity Facility                                    -            17,783,530.48                                -
---------------------------------------------|
  Coupon Payable - Redraw Facility           |                       -            17,783,530.48                                -
                 - Class A                   |             13,205,500.00          17,783,530.48                      13,205,500.00
                 - Class A-2 Tranche 1-Notes |                       -             4,578,030.48                                -
                 - Class A-2 Tranche 2 Notes |              1,010,922.00           4,578,030.48                       1,010,922.00
                 - Redraw Bonds - series 1   |              3,567,108.48                                                       -
                 - Redraw Bonds - series 2   |              3,567,108.48                                                       -
                 - Class B Notes             |                503,259.90           3,567,108.48                         503,259.90
---------------------------------------------|

Income Carryover Amount                                              -             3,063,848.58

Total Principal Chargeoff Reimbursement                              -                                                         -
Arranging Fee                                                                                                           132,861.63
Excess Distribution                                                                                                   2,930,986.95


Unpaid Facility Int Chg - Liquidity                                                                                            -
                        - Redraw                                                                                               -

Unpaid Security Interest Amount - Class A1 Notes                                                                               -
                                - Class A-2 Tranche 1 Notes                                                                    -
                                - Class A-2 Tranche 2 Notes                                                                    -
                                - Class B Notes                                                                                -
                                - Redraw Bonds - series 1                                                                      -
                                - Redraw Bonds - series 2                                                                      -


                                   Page 2 of 5

FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                                                                  70,000,000.00
Beginning Liquidity Commitment Facility                                                                              70,000,000.00
Previous Liquidity Facility Draw                                                                                               -
Repayment of Liquidity Facility                                                                                                -
Liquidity Facility Draw                                                                                                        -
Ending Liquidity Commitment Facility                                                                                 70,000,000.00

Redraw Commitment Facility Limit                                                                                     80,000,000.00
Beginning Redraw Commitment Facility                                                                                 80,000,000.00
Previous Redraw Facility Draw                                                                                                  -
Previous Redraw Facility Draw - Chargeoffs                                                                                     -
Repayment of Redraw Facility                                                                                                   -
Repayment of Unreimbursed Chargeoffs                                                                                           -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                                 -
Redraw Facility Available to Draw                                                                                    80,000,000.00
Redraw Facility Draw                                                                                                           -
Ending Redraw  Commitment Facility                                                                                   80,000,000.00

COUPON AND PRINCIPAL DISTRIBUTION WORKSHEET                                                  Per Certificate             Aggregate
                                                                                                           $                     $
                                                                                           -----------------        --------------
COUPON
------

CLASS A NOTES
Unpaid Security Coupon (after last Distribution Date)
Interest on Unpaid Security Coupon                                                                       -                     -
Security Coupon                                                                                     1,200.50         13,205,500.00
Total Coupon                                                                                                         13,205,500.00

Unpaid Security Coupon (after last Distribution Date)
Interest on Unpaid Security Coupon                                                                                             -
Security Coupon                                                                                                      13,205,500.00
Coupon Payable                                                                                      1,200.50         13,205,500.00
Unpaid Security Coupon                                                                                                         -

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on Unpaid Security Coupon                                                                       -                     -
Security Coupon                                                                                          -                     -
Total Coupon                                                                                                                   -

Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on Unpaid Security Coupon                                                                                             -
Security Coupon                                                                                                                -
Coupon Payable                                                                  -                                              -
Unpaid Security Coupon

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on Unpaid Security Coupon                                                                       -                     -
Security Coupon                                                                                       396.44          1,010,922.00
Total Coupon                                                                                                          1,010,922.00

Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on  Unpaid Security Coupon                                                                                            -
Security  Coupon                                                                                                      1,010,922.00
Coupon Payable                                                                                        396.44          1,010,922.00
Unpaid Security Coupon

CLASS B NOTES
Unpaid Security Coupon (after last Distribution Date)
Interest on Unpaid Security Coupon                                                                       -                     -
Security Coupon                                                                                     1,290.41            503,259.90
Total Coupon                                                                                                            503,259.90

Unpaid Security Coupon (after last Distribution Date)
Interest on Unpaid Security Coupon                                                                                             -
Security Coupon                                                                                                         503,259.90
Coupon Payable                                                                                      1,290.41            503,259.90
Unpaid Security Coupon                                                                                                         -

REDRAW BONDS - SERIES 1
Unpaid Security Coupon (after last Distribution Date)                                                    -
Interest on  Unpaid Security Coupon                                                                      -                     -
Security  Coupon                                                                                         -                     -
Total Coupon                                                                                                                   -

Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on  Unpaid Security Coupon                                                                                            -
Security  Coupon                                                                                                               -
Coupon Payable                                                                                           -                     -
Unpaid Security Coupon                                                                                                         -

REDRAW BONDS - SERIES 2
Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on  Unpaid Security Coupon                                                                      -                     -
Security  Coupon                                                                                         -                     -
Total Coupon                                                                                                                   -

Unpaid Security Coupon (after last Distribution Date)                                                                          -
Interest on  Unpaid Security Coupon                                                                                            -
Security  Coupon                                                                                                               -
Coupon Payable                                                                                           -                     -
Unpaid Security Coupon                                                                                                         -

                                   Page 3 of 5


PRINCIPAL AMOUNT
Principal Collections                                                                                                46,956,610.60
Principal Collections - Repurchases                                                                                            -
  less Repayment Of Redraw Facility                                                                                            -
  less Total Customer Redraw                                                                                         (4,947,782.01)
  plus Redraw Facility Draw                                                                                                    -
  plus Redraw Bonds Issue this month                                                                                           -
  Aggregate Principal Damages from Seller & Servicer                                                                           -
  Principal Chargeoff Reimbursement - Class B Notes                                                                            -
                                    - Class A1 Notes                                                                           -
                                    - Class A-2  Tranche 1 Notes                                                               -
                                    - Class A2 Tranche 2 Notes                                                                 -
                                    - Redraw Bonds - Series 1                                                                  -
                                    - Redraw Bonds - Series 2                                                                  -
                                    - Redraw Facility                                                                          -
  Principal rounding b/f                                                                                                       -


  Scheduled Principal Amount                                                                    2,077,506.71
  Unscheduled Principal Amount - Partial Prepayment                                            34,469,057.17
  Unscheduled Principal Amount - Full Prepayment                                               10,410,046.72
  Unscheduled Principal Amount - less redraws + C/O Reim                                       39,931,321.88


Total Available Principal Amount for Redraw Bonds                                                                    42,008,828.59

Principal Distribution - Redraw Bonds - Series 1                                                         -                     -
Principal Distribution - Redraw Bonds - Series 2                                                         -                     -

 Principal rounding b/f                                                                                                        -
Total Unscheduled Principal Amount                                                                                   39,931,321.97
Total Scheduled Principal Amount                                                                                      2,077,506.62
Previous principal carryover amount                                                                                  69,403,833.65
Total Available Principal Amount for Notes                                                                          111,412,662.24

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                                                               100%
Class A-1 Principal Payment or Principal Carryover Amount                                           9,285.65        102,142,150.00
Class A-2 Tranche 1 Principal Payment                                                                    -                     -
Class A-2 Tranche 2 Principal Payment                                                               3,324.91          8,478,520.50
Class B Principal Payment or Principal Carryover Amount                                             2,030.32            791,824.80

Principal rounding c/f                                                                                                      166.94

Outstanding Principal - beginning period                                                                          1,222,673,465.75
less Principal Repayment                                                                                            (46,956,610.60)
plus Total Customer Redraw                                                                                            4,947,782.01
less Principal Losses                                                                                                          -
Outstanding Principal - Closing period                                                                            1,180,664,637.16

PRINCIPAL LOSSES
Principal Losses                                                                                                               -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                                       -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                                 -
Net Principal Losses                                                                                                           -
Principal Chargeoff - Class B Notes                                                                                            -
                    - Class A Notes                                                                                            -
                    - Class A2 Tranche1 Notes                                                                                  -
                    - Class A2 Tranche 2 Notes                                                                                 -
                    - Redraw Bonds Series 1                                                                                    -
                    - Redraw Bonds Series 2                                                                                    -
                    - Redraw Facility                                                                                          -

CLASS A NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

CLASS A2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

CLASS A2 TRANCHE 2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                                    -
Principal Chargeoff                                                                                                            -
Principal Chargeoff Reimbursement                                                                                              -
Ending Unreimbursed Principal Chargeoffs                                                                                       -

INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------                                             Aggregate                            Aggregate
                                                                                          US$                                   A$
                                                                                -------------                     ----------------

CLASS A-1 NOTES
Initial Invested Amount                                                         1,100,000,000                     2,267,106,347.90
  Previous Principal Distribution                                                                                 1,255,586,860.00
Principal Carryover Amount                                                                                                     -
 Principal Distribution for Current Period                                                                          102,142,150.00
Total Pricipal Distribution to Date                                                                               1,357,729,010.00
Beginning Invested Amount                                                         490,789,256                     1,011,519,487.90
Ending Invested Amount                                                            441,229,884                       909,377,337.90
Unreimbursed Principal Chargeoffs                                                         -                                    -
Beginning Stated Amount                                                           490,789,256                     1,011,519,487.90
Ending Stated Amount                                                              441,229,884                       909,377,337.90


CLASS A-2 TRANCHE 1 NOTES
Initial Stated Amount                                                                                               330,000,000.00
  previous Principal Distribution                                                                                   330,000,000.00
  Principal Distribution for current period                                                                                    -
Total Principal Distribution to date                                                                                330,000,000.00
Beginning Invested Amount                                                                                                      -
Ending Invested Amount                                                                                                         -
Unreimbursed Principal Chargeoffs                                                                                              -
Beginning Stated Amount                                                                                                        -
Ending Stated Amount                                                                                                           -

CLASS A-2 TRANCHE 2 NOTES
Initial Stated Amount                                                                                               255,000,000.00
  previous Principal Distribution                                                                                    11,867,368.50
  Principal Distribution for current period                                                                           8,478,520.50
Total Principal Distribution to date                                                                                 20,345,889.00
Beginning Invested Amount                                                                                           243,132,631.50
Ending Invested Amount                                                                                              234,654,111.00
Unreimbursed Principal Chargeoffs                                                                                              -
Beginning Stated Amount                                                                                             243,132,631.50
Ending Stated Amount                                                                                                234,654,111.00

CLASS B NOTES
Initial Stated Amount                                                                                                39,000,000.00
  previous Principal Distribution                                                                                     1,574,820.00
Principal Carryover Amount                                                                                                     -
  Principal Distribution for current period                                                                             791,824.80
Total Principal Distribution to date                                                                                  2,366,644.80
Beginning Invested Amount                                                                                            37,425,180.00
Ending Invested Amount                                                                                               36,633,355.20
Unreimbursed Principal Chargeoffs                                                                                              -
Beginning Stated Amount                                                                                              37,425,180.00
Ending Stated Amount                                                                                                 36,633,355.20


REDRAW BONDS - SERIES 1
Previous Initial Stated Amount                                                                                                 -
Initial Invested Amount                                                                                                        -
  Principal Distribution (after last Distribution Date)                                                                        -
  Principal Distribution for current period                                                                                    -
Total Principal Distribution to date                                                                                           -
Beginning Invested Amount                                                                                                      -
Ending Invested Amount                                                                                                         -
Unreimbursed Principal Chargeoffs                                                                                              -
Beginning Stated Amount                                                                                                        -
Ending Stated Amount                                                                                                           -

REDRAW BONDS - SERIES 2
Previous Initial Stated Amount                                                                                                 -
Initial Invested Amount                                                                                                        -
  Principal Distribution (after last Distribution Date)                                                                        -
  Principal Distribution for current period                                                                                    -
Total Principal Distribution to date                                                                                           -
Beginning Invested Amount                                                                                                      -
Ending Invested Amount                                                                                                         -
Unreimbursed Principal Chargeoffs                                                                                              -
Beginning Stated Amount                                                                                                        -
Ending Stated Amount                                                                                                           -

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2001-1G MEDALLION TRUST


          Series 2001-1G Medallion Trust Data as at opening of business on the preceding determination date of 1 November 2003.



--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                                        AMOUNT            WAC
                                                --------------           -----

          - Variable Rate Housing Loans         953,794,324.00           6.29%
          - Fixed 1 Year                        117,306,701.00           7.20%
          - Fixed 2 Year                         73,719,963.00           7.42%
          - Fixed 3 Year                         24,082,681.00           6.27%
          - Fixed 4 Year                          4,191,308.00           6.59%
          - Fixed 5 Year                          8,989,622.00           6.34%
------------------------------------------------------------------------------
          TOTAL POOL                            $1,182,084,599           6.45%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
-----------------------
                                                     AUD AMOUNT OF
                            NO OF LOANS   %OF POOL           LOANS   % OF POOL
                            -----------   --------   -------------   ---------

    31-60 days                      25      0.22%    $3,386,796.38     0.29%
    61-90 days                       7      0.06%      $775,230.11     0.07%
    90+ days                        16      0.14%    $1,651,962.77     0.14%
------------------------------------------------------------------------------
MORTGAGEE IN POSSESSION
--------------------------------------------------------------------------------